UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023

GoGreen Investments Corporation

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40941	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One City Centre
1021 Main St., Suite #1960
Houston, TX 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 337-4075

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	GOGN.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	GOGN	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GOGN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 29, 2023, GoGreen Investments Corporation, a Cayman Islands exempted company (“GoGreen”), convened an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) held in connection with GoGreen’s previously announced business combination pursuant to the Business Combination Agreement, dated as of December 13, 2022 , by and among GoGreen, Lifezone Metals Limited (“Lifezone”), Aqua Merger Sub (“Merger Sub”), Lifezone Holdings Ltd. (“Holdings”), Keith Liddell, solely in his capacity as the Holdings’ shareholders representative, and Holdings’ shareholders party thereto (as amended or supplemented, the “Business Combination Agreement”). Each proposal voted on at the Extraordinary General Meeting is described in detail in GoGreen’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on June 9, 2023, including Supplement No. 1 thereto dated June 14, 2023, and mailed to its shareholders.

As of the close of business on May 5, 2023, the record date for the Extraordinary General Meeting, there were 35,835,000 ordinary shares (the “Ordinary Shares”), outstanding, each of which was entitled to one vote with respect to each proposal. A total of 27,735,617 Ordinary Shares, representing approximately 77.4% of the outstanding Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Extraordinary General Meeting are set forth below:

1. The Business Combination Proposal – To approve and adopt the Business Combination Agreement and the transactions contemplated thereby.

For	Against	Abstain
25,213,147	2,522,470	0

2. The Merger Proposal – To approve and authorize the Plan of Merger (made in accordance with the provisions of Section 233 of the Companies Act (As Revised) of the Cayman Islands) and to authorize the merger of GoGreen with and into Merger Sub with Merger Sub surviving the merger.

For	Against	Abstain
25,213,147	2,522,420	50

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in GoGreen’s definitive proxy statement/prospectus was not presented to shareholders.

Item 7.01 Regulation FD Disclosure.

On June 29, 2023, GoGreen issued a press release announcing voting results relating to the Extraordinary General Meeting. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated June 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGREEN INVESTMENTS CORPORATION

Date: June 29, 2023	By:	/s/ John Dowd
	Name:	John Dowd
	Title:	Chief Executive Officer

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